EXHIBIT 13.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report of LanOptics Ltd. (the "Company") on Form 20-F for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dror Israel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                /S/ DROR ISRAEL*
                                ------------------
                                DROR ISRAEL
                                CHIEF FINANCIAL OFFICER

                                MARCH 31, 2005


* The originally executed copy of this Certification will be maintained at the Company's offices and will be made available for inspection upon request.